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                                                                   EXHIBIT 23.1


                               FRANCIS & CO., CPAS




                          CERTIFIED PUBLIC ACCOUNTANTS

                                4400 Roswell Rd.
                               Bldg. 142-Suite 301
                             Marietta, Georgia 30062
                                 (770) 650-1180




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




         We hereby consent to the use of Amendment No. 1 to the Registration Statement on form SB-2 of our report dated August 24, 1999, relating to the financial statements of Lehigh Acres First National Bancshares, Inc., Lehigh Acres, Florida, and to the reference to our Firm under the caption "Experts" in the Prospectus.




                                       /s/ Francis & Co., CPAs
                                       -----------------------------
                                       FRANCIS & CO., CPAs




Atlanta, Georgia
August 24, 1999